THE METZLER/PAYDEN INVESTMENT GROUP
Supplement dated October 14, 2010 to Prospectuses dated February 26, 2010
This Supplement should be read in conjunction with the Prospectus.
The Board of Trustees of The Metzler/Payden Investment Group (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Metzler/Payden European Emerging Markets Fund (the “Fund”), a series of the Trust, will merge into a newly established series (the “New Fund”) of The Payden & Rygel Investment Group, a separate mutual fund family. The Reorganization Agreement sets forth the terms by which the Fund will transfer its assets and liabilities to the New Fund in exchange solely for shares of the New Fund (the “Reorganization”). The Reorganization Agreement will be submitted to shareholders of the Fund for approval at a special meeting of shareholders scheduled for December 15, 2010.
Metzler/Payden LLC is the investment manager for both the Fund and the New Fund. The New Fund was created to facilitate the proposed Reorganization, and the New Fund has the same investment objective, policies and risks as the Fund. After the Reorganization, the assets of the New Fund will be invested in the same manner and by the same portfolio managers as the assets of the Fund.
Details regarding the proposed Reorganization and the special meeting of shareholders will be contained in a proxy statement which will be mailed to the shareholders in advance of the special meeting.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.